Exhibit 10.11

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of the 10x Genomics, Inc. 2019 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Class A Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.

(b) “Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.

(c) “Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

(d) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award and Other Cash-Based Award granted under the Plan.

(e) “Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause,” as defined in any employment, severance or consulting agreement between the Participant and the Service Recipient in effect at the time of such Participant’s Termination, or (ii) in the absence of any such employment, severance or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Service Recipient or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to (I) any felony or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Service Recipient or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Service Recipient or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient; provided, in any case, that a Participant’s resignation after an event that would be grounds for a Termination for Cause will be treated as a Termination for Cause hereunder.

(h) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate; (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; (C) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of 12 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any Person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such Person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to be an Incumbent Director; or

(iii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

(i) “Class A Common Stock” means the Class A Common Stock, par value $0.00001 per share, of the Company.

(j) “Class B Common Stock” means the Class B Common Stock, par value $0.00001 per share, of the Company.

(k) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(l) “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(m) “Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock.

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(n) “Company” means 10x Genomics, Inc., a Delaware corporation, and any successor thereto.

(o) “Company Group” means, collectively, the Company and its Subsidiaries and Affiliates.

(p) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(q) “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(r) “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(s) “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment, severance or consulting agreement between the Participant and the Service Recipient in effect at the time of such Participant’s Termination; or (ii) in the absence of any such employment, severance or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or another member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the position at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion.

(t) “Effective Date” means the date on which the Company enters into an agreement to consummate an initial public offering of the Class A Common Stock pursuant to a registration filed with the Securities Exchange Commission pursuant to the Securities Act.

(u) “Eligible Person” means any: (i) individual employed by any member of the Company Group; provided, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. References in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

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(w) “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(x) “Fair Market Value” means, on a given date: (i) if the Class A Common Stock is listed on a national securities exchange, the closing sales price of the Class A Common Stock reported on the primary exchange on which the Class A Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Class A Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last-sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Class A Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last-sale basis, the amount determined by the Committee in good faith to be the fair market value of the Class A Common Stock; provided, that, with respect to any Awards for which the Date of Grant is the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price at which the Class A Common Stock is offered to the public in connection with such initial public offering.

(y) “GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(z) “Immediate Family Members” has the meaning given to such term in Section 13(b) of the Plan.

(aa) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(bb) “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(cc) “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(dd) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ee) “Option” means an Award granted under Section 7 of the Plan.

(ff) “Option Period” has the meaning given to such term in Section 7(c) of the Plan.

(gg) “Other Cash-Based Award” means an Award that is granted under Section 10 of the Plan that is denominated and/or payable in cash.

(hh) “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit that is granted under Section 10 of the Plan and is (i) payable by delivery of Class A Common Stock and/or (ii) measured by reference to the value of Class A Common Stock.

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(ii) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(jj) “Performance Conditions” means specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) or any Participant, which may be determined in accordance with GAAP or on a non-GAAP basis, including, but not limited to, one or more of the following measures: (i) net earnings, net income (before or after taxes), or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may be, but are not required to be, measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation, and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage, year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the aforementioned Performance Conditions may be stated as a percentage of another Performance Condition, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Conditions may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(kk) “Permitted Transferee” has the meaning given to such term in Section 13(b) of the Plan.

(ll) “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(mm) “Plan” means this 10x Genomics, Inc. 2019 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(nn) “Qualifying Director” means a Person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

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(oo) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(pp) “Restricted Stock” means Class A Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Class A Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that a Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(rr) “SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(ss) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. References in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(tt) “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(uu) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(vv) “Strike Price” has the meaning given to such term in Section 8(b) of the Plan.

(ww) “Sub-Plans” means any sub-plan to the Plan (including any such sub-plan attached as an appendix to the Plan) that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the jurisdiction of the United States of America, with each such Sub-Plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) of the Plan shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(xx) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

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(yy) “Substitute Awards” has the meaning given to such term in Section 5(e) of the Plan.

(zz) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or Disability).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Committee Authority. Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Class A Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including, without limitation, the time or times when Awards may vest and/or be exercised (which may be based on a Performance Condition, the circumstances (if any) when vesting will be accelerated or forfeiture restrictions waived, and any restriction or limitation regarding any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Class A Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Class A Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and

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powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

(d) Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) Indemnification. No member of the Board, the Committee, or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

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(f) Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Class A Common Stock is listed or traded. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Conditions.

(b) Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 11,000,000 shares of Class A Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; provided, however, that the Absolute Share Limit shall be automatically increased on the first day of each calendar year commencing on January 1, 2021 and ending on January 1, 2029 in an amount equal to the lesser of (x) five percent (5%) of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (y) such number of shares of Class A Common Stock as determined by the Board; provided, that, if on January 1 of a calendar year, the Board has not either confirmed the five percent (5%) increase described in clause (x) of this Section 5(b) or approved an increase of a lesser number of shares of Class A Common Stock for such calendar year, then the Board shall be deemed to have waived the automatic increase provided for by this Section 5(b), and no such increase shall occur for such calendar year; (ii) subject to Section 11 of the Plan, no more than the number of shares of Class A Common Stock equal to 11,000,000 may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) during a single fiscal year, each Non-Employee Director shall be granted a number of shares of Class A Common Stock subject to Awards, taken together with any cash fees paid to such Non-Employee Director during such fiscal year, equal to (A) a total value of $1,000,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes) or (B) such lower amount as determined by the Board prior to the Date of Grant, either as part of the Company’s Non-Employee Director compensation program or as otherwise determined by the Board in the event of any change to such Non-Employee Director’s compensation program or for any particular period of service. To the extent the Board makes a determination pursuant to clause (iii)(B) above with respect to any year of service, such determination shall in no event be applicable to any subsequent year of service without a further determination by the Board in respect of such subsequent year of service.

(c) Share Counting. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the Participant of the full number of shares of Class A Common Stock to which the Award related, the unissued shares of Class A Common Stock will again be available for grant under the Plan. Shares of Class A Common Stock surrendered or withheld in payment of the Exercise Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall again be available for Awards under the Plan; provided, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of any national securities exchange or inter-dealer quotation system on which the Class A Common Stock is listed or traded.

(d) Source of Shares. Shares of Class A Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares of Class A Common Stock held in the treasury of the Company, shares of Class A Common Stock purchased on the open market or by private purchase, or a combination of the foregoing.

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(e) Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding equity awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Class A Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Class A Common Stock available for issuance under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees the Company or a Subsidiary, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Class A Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

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(c) Vesting and Expiration; Termination.

(i) Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Class A Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the Option Period).

(d) Method of Exercise and Form of Payment. No shares of Class A Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Class A Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Class A Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Class A Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Class A Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Class A Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Class A Common Stock otherwise issuable in respect of an Option that is needed to pay the Exercise Price. Any fractional shares of Class A Common Stock shall be settled in cash.

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(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any share of Class A Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such share of Class A Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any share of Class A Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Class A Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Class A Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration; Termination.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Class A Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

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(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the SAR Period).

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one share of Class A Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Class A Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Class A Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry Notation; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Class A Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9, Section 13(c), and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are

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forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder with respect to Restricted Stock Units.

(c) Vesting; Termination.

(i) Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock or Restricted Stock Units, as applicable, have vested, (A) all vesting with respect to such Participant’s Restricted Stock or Restricted Stock Units, as applicable, shall cease and (B) unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall issue to the Participant or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one share of Class A Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Class A Common Stock in lieu of issuing only shares of Class A Common Stock in respect of such Restricted Stock Units or (B) defer the issuance of shares of Class A Common Stock (or cash or part cash and part shares of Class A Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Class A Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Class A Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.

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(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book-entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Class A Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE 10x GENOMICS, INC. 2019 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN 10x GENOMICS, INC. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF 10x GENOMICS, INC.

10. Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a) of the Plan. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(c) of the Plan.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Class A Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Class A Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Class A Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Class A Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Class A Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

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(b) Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards, or to the extent that the surviving entity (or Affiliate thereof) of such Change in Control does not substitute or assume the Awards, full acceleration of vesting of, exercisability of, or lapse of restrictions on, as applicable, any Awards immediately prior to, and contingent upon, the consummation of such Change in Control; provided, that, with respect to any performance-vesting Awards, any such acceleration of vesting, exercisability, or lapse of restriction, shall be based on actual performance through the date of such Change in Control; and

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Class A Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Class A Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Class A Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

For purposes of clause (i) above, an award will be considered granted in substitution of an Award if it has an equivalent value (as determined consistent with clause (ii) above) with the original Award, whether designated in securities of the acquiror in such Change in Control transaction (or an Affiliate thereof), or in cash or other property (including in the same consideration that other stockholders of the Company receive in connection with such Change in Control transaction), and retains the vesting schedule applicable to the original Award.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Class A Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

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(d) Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e) Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or traded) or for changes in GAAP to new accounting standards; (ii) it would increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. Notwithstanding the foregoing, no amendment shall be made to this Section 12(a) or the last proviso of Section 12(b) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the canceled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment or consulting agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

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(b) Nontransferability.

(i) Each Award shall be exercisable only by the Participant to whom such Award was granted during such Participant’s lifetime, or, if permissible under applicable law, by such Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any Person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan or in any applicable Award Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Class A Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

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(c) Dividends and Dividend Equivalents.

(i) The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Class A Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Class A Common Stock, Restricted Stock or other Awards.

(ii) Without limiting the foregoing, unless otherwise provided in the Award Agreement, any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company, remain subject to the same Restricted Period as the share of Restricted Stock to which the dividend relates and shall be delivered (without interest) to the Participant within 15 days following the date on which the Restricted Period lapses (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate).

(iii) To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Class A Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Class A Common Stock having a Fair Market Value equal to the amount of such dividends, which accumulated dividend equivalents (without interest) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment, and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii) Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the minimum income, employment, and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by: (A) the delivery of shares of Class A Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an

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aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Class A Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of shares of Class A Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii) The Committee has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment, and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Class A Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, shares of Class A Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Employment or Service; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board or the board of directors of any Affiliate. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.

(g) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

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(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(i) Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. For the avoidance of doubt, unless otherwise determined by the Committee or the Board in its sole discretion in accordance Section 4(b) hereof, a leave of absence shall not affect the vesting of a Participant’s outstanding Awards or such Participant’s eligibility to participate in the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Class A Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(k) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Class A Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Class A Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully

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complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Class A Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Class A Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Class A Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Class A Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add, at any time, any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Class A Common Stock from the public markets, the Company’s issuance of Class A Common Stock to the Participant, the Participant’s acquisition of Class A Common Stock from the Company, and/or the Participant’s sale of Class A Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Class A Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Class A Common Stock (in the case of any other Award), with such amount being delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.

(l) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee (or its designee in accordance with Section 4(c) of the Plan) in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Class A Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

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(m) Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(o) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(q) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(r) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

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(s) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

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(v) Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(w) Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i) cancellation of any or all of such Participant’s outstanding Awards; or

(ii) forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.

(x) Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Class A Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Class A Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(y) Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION

AWARD NOTICE

Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Nonqualified Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Nonqualified Stock Option Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Shares Subject to Option:

Type of Option:	Nonqualified Stock Option

Exercise Price per Share:	$

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on __________ and __________ of the Number of Shares Subject to Option shall vest and become exercisable on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Shares Subject to Option shall vest and become exercisable immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to the Company Group on such Change in Control, and (ii) all of the unvested Number of Shares Subject to Option shall vest and become exercisable in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

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10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

This NONQUALIFIED STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Nonqualified Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Exercise Price” means the “Exercise Price” listed in the Award Notice.

(d) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(f) “Participant” means the “Participant” listed in the Award Notice.

(g) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

(h) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of the Option.

(a) Effective as of the Date of Grant but subject to Section 24 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

Nonqualified Stock Option Agreement – Page 2

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 11 hereof.

4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Date of Grant (the “Option Period”); provided, that the Option may be earlier terminated as provided in Section 7 hereof.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

(b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option.

Nonqualified Stock Option Agreement – Page 3

(c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”). Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option.

(d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b) and 6(c) above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

(e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise.

7. Termination of Employment or Service.

(a) Subject to Section 7(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 7, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date.

(c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other

Nonqualified Stock Option Agreement – Page 4

reason (subject to Section 7(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period); provided, that, in each case, the Option Period will expire immediately upon the occurrence of a Restrictive Covenant Violation.

(d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option).

8. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than in accordance with Section 13(b) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

9. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs or the Company discovers after a termination of employment or service that grounds existed for Cause at the time thereof, then Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the excess, if any, of (a) the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received upon the sale or other disposition of, or distributions in respect of, any Shares acquired upon exercise of the Option (limited, in the case of the Company discovering after a termination of employment or service that grounds existed for Cause at the time thereof, to any such Shares acquired after the date on which grounds for a termination for

Nonqualified Stock Option Agreement – Page 5

Cause first existed) over (b) the aggregate Cost (if any) of such Shares. For purposes of this Agreement, “Cost” means, in respect of any Share, the Exercise Price, to the extent paid by Participant for such Share, as proportionately adjusted for all subsequent distributions on the Shares and other recapitalizations and less the amount of any distributions made with respect to the Share pursuant to the Company’s organizational documents; provided, that Cost may not be less than zero. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause.

10. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

11. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan.

12. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

13. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

14. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the

Nonqualified Stock Option Agreement – Page 6

United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

15. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

16. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

17. Data Privacy Acknowledgement.

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant

Nonqualified Stock Option Agreement – Page 7

authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

18. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

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19. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

20. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates.

21. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

22. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code.

23. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

24. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

25. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

26. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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27. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:
Name:
Title:

PARTICIPANT

Acknowledged and Agreed

as of the date first written above:

[Participant Name]

[Signature page to Nonqualified Stock Option Agreement]

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION

AWARD NOTICE

(Non-U.S. Participants)

Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Nonqualified Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Nonqualified Stock Option Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Shares Subject to Option:

Type of Option:	Nonqualified Stock Option

Exercise Price per Share:	US $

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on __________ and __________ of the Number of Shares Subject to Option shall vest and become exercisable on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Shares Subject to Option shall vest and become exercisable immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to the Company Group on such Change in Control, and (ii) all of the unvested Number of Shares Subject to Option shall vest and become exercisable in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

2

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

(Non-U.S. Participants)

This NONQUALIFIED STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Nonqualified Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Exercise Price” means the “Exercise Price” listed in the Award Notice.

(d) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(f) “Participant” means the “Participant” listed in the Award Notice.

(g) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

(h) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of the Option.

(a) Effective as of the Date of Grant but subject to Section 26 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s

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policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 13 hereof.

4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Date of Grant (the “Option Period”); provided, that the Option may be earlier terminated as provided in Section 8 hereof.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

(b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option.

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(c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”). Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option.

(d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b), 6(c) and 7 above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

(e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Tax Obligations and (ii) the Company has issued the Shares in connection with such exercise.

7. Tax Withholding.

(a) Tax Obligations. Regardless of any action taken by the Company or any other Subsidiary with respect to Tax Obligations, Participant acknowledges that the ultimate liability for all Tax Obligations legally due by Participant is and remains Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations. At the time of exercise of the Option, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Subsidiary. In this regard, at the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company or any other Subsidiary, Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other

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amounts payable to Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Subsidiary which arise in connection with the Option. The Company shall have no obligation to process the exercise of the Option or to deliver shares until the Tax Obligations as described in this Section have been satisfied by Participant.

(b) Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to require Participant to satisfy all or any portion of a Subsidiary’s Tax Obligations upon exercise of the Option by deducting from the Shares otherwise issuable to Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates. The Company may require Participant to direct a broker, upon the exercise of the Option, to sell a portion of the shares subject to the Option determined by the Company in its discretion to be sufficient to cover the Tax Obligations of any Subsidiary and to remit an amount equal to such Tax Obligations to the Company in cash.

8. Termination of Employment or Service.

(a) Subject to Section 8(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 8, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date.

(c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other reason (subject to Section 8(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period); provided, that, in each case, the Option Period will expire immediately upon the occurrence of a Restrictive Covenant Violation.

(d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option).

Nonqualified Stock Option Agreement – Page 5

9. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than in accordance with Section 13(b) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

10. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs or the Company discovers after a termination of employment or service that grounds existed for Cause at the time thereof, then Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the excess, if any, of (a) the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received upon the sale or other disposition of, or distributions in respect of, any Shares acquired upon exercise of the Option (limited, in the case of the Company discovering after a termination of employment or service that grounds existed for Cause at the time thereof, to any such Shares acquired after the date on which grounds for a termination for Cause first existed) over (b) the aggregate Cost (if any) of such Shares. For purposes of this Agreement, “Cost” means, in respect of any Share, the Exercise Price, to the extent paid by Participant for such Share, as proportionately adjusted for all subsequent distributions on the Shares and other recapitalizations and less the amount of any distributions made with respect to the Share pursuant to the Company’s organizational documents; provided, that Cost may not be less than zero. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause.

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11. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

12. Service Conditions. In accepting the Option, Participant acknowledges that:

(a) Any notice period mandated under local law shall not be treated as service for the purpose of determining the vesting of the Option; and Participant’s right to exercise the Option after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether Participant’s service has terminated and the effective date of such termination.

(b) The vesting of the Option shall cease upon, and no Shares shall become vested following, Participant’s termination of service for any reason except as may be explicitly provided by the Plan or this Agreement.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(d) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(e) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(f) Participant’s participation in the Plan shall not create a right to further service with the Company or any Subsidiary and shall not interfere with the ability of any Subsidiary to terminate Participant’s service at any time, with or without cause subject to applicable law.

(g) Participant is voluntarily participating in the Plan.

(h) The Option is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to any Subsidiary, and which is outside the scope of Participant’s employment contract, if any.

(i) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(j) In the event that Participant is not an employee of the Company or Subsidiary, the Option grant will not be interpreted to form an employment contract or relationship with the Company or Subsidiary; and furthermore the Option grant will not be interpreted to form an employment contract with any other Subsidiary.

(k) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Participant exercises the Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

(l) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Participant’s service (for any reason whether or not in breach of local law) and Participant irrevocably releases the Company and each other Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such a claim.

13. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan.

14. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

15. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

16. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of

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Participant, the Company and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

17. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

18. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

19. Data Privacy.

The following provisions shall only apply to Participant if he or she resides outside the European Economic Area:

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that

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Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

The following provisions shall only apply to Participant if he or she resides in the European Economic Area or the United Kingdom or Switzerland:

(a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the employer, may collect, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to process the awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all awards granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from Participant, the Subsidiary, and from the Company, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Agreement. The Data must be provided in order for Participant to participate in the Plan and for the parties to this Agreement to perform their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Agreement.

Nonqualified Stock Option Agreement – Page 10

(b) Transfers and Retention of Data. Participant understands that the employer Subsidiary will transfer Data to the Company for purposes of plan administration. The Company and the employer or a Subsidiary may also transfer Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Agreement. Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained at gc@10xgenomics.com. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s rights and obligations under this Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Agreement.

(c) Participant’s Rights in Respect of Data. The Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, Participant is entitled to object to the processing of Data or have Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, Participant also is entitled to (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Agreement or generated by Participant, in a common machine-readable format. To exercise his or her rights, Participant may contact the local human resources representative. Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at gc@10xgenomics.com.

20. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired

Nonqualified Stock Option Agreement – Page 11

right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

21. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

22. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates.

23. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

24. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code.

25. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

26. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

Nonqualified Stock Option Agreement – Page 12

27. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

28. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

29. Language. If Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

30. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

31. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

32. Country-Specific Terms and Conditions. Notwithstanding any provisions of this Agreement to the contrary, the Option grant shall be subject to any special terms and conditions applicable for Participant’s country of residence (and country of employment, if different) as respectively set forth in an appendix to this Agreement (an “Appendix”). Further, if Participant transfers his or her residence and/or employment to another country reflected in an Appendix to this Agreement at the time of transfer, the special terms and conditions for such country will apply to Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Option and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Participant’s transfer). In all circumstances, any applicable section(s) of the Appendix shall constitute part of this Agreement.

33. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name: Title:

PARTICIPANT

Acknowledged and Agreed as of the date first written above:

[Participant Name]

[Signature page to Nonqualified Stock Option Agreement (Non-U.S.)]

APPENDIX TO

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Options granted to Participant under the Plan if he or she resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the Agreement.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the Shares or sells the Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working or transfers to another country after the grant of the Options, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant under these circumstances.

AUSTRALIA

Terms and Conditions

Offer of Stock Awards

The Board, in its absolute discretion, may make a written offer to an eligible person who is an Australian resident it chooses to accept a stock award to acquire options.

The offer shall specify the maximum number of options subject to a stock award which Participant may accept, the date of grant, the exercise price (if any), the expiration date, the vesting conditions (if any), any applicable holding period and any disposal restrictions attaching to the options or the resultant Shares (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth). The conditions to receive such treatment are contained in this Appendix.

The offer shall be accompanied by an acceptance form and a copy of the Plan and this Appendix or, alternatively, details on how Participant may obtain a copy of the Plan and this Appendix.

Grant of Awards

If Participant validly accepts the Board’s offer of a stock award, the Board must grant Participant the stock award for the number of shares for which the stock award was accepted. However, the Board must not do so if Participant has ceased to be an eligible person at the date when the stock award is to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) (the “Corporations Act”) without a disclosure document, product disclosure statement or similar document.

The Company must provide a stock award agreement in respect of the stock award granted to Participant to be executed by Participant as soon as practicable after the date of grant.

Stock awards granted to Participant under this Appendix that are options must not have an expiration date exceeding fifteen (15) years from the date of grant.

Tax Deferred Treatment

Ordinary shares. Stock awards issued to Participant under this Appendix must relate to ordinary shares. For the purpose of this Appendix, ordinary shares shall be defined in accordance with its ordinary meaning under Australian law.

Predominant business of the Company. Stock swards must not be issued Participant where those stock awards relate to options or shares in a company that has a predominant business of the acquisition, sale or holding of shares, securities or other investments.

Real risk of forfeiture. Stock awards that are options issued to Participant under this Appendix must have a real risk of forfeiture, the vesting conditions by which this risk is achieved is to be determined by the Board in its absolute discretion.

10% limit on shareholding and voting power. Immediately after Participant acquires the stock awards, Participant must not: (i) hold a beneficial interest in more than 10% of the shares in the Company; or (ii) be in a position to cast, or control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company. For the purposes of these thresholds, stock awards that are options are treated as if they have been exercised and converted into Shares.

Notifications

Securities Law Information

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Exchange Control Information

Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.

CANADA

Terms and Conditions

Termination of Continuous Service Status

In the event of Participant’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), Participant’s right to exercise Options under the Plan, if any, will terminate effective as of (1) the date that Participant is no longer actively employed or providing services to the Company or any Subsidiary employing or retaining Participant, or at the discretion of the Award Administrator, (2) the date Participant receives notice of termination from the Company or any Subsidiary employing or retaining Participant, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Award Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of Participant’s Options grant (including, but not limited to, whether Participant may still be considered actively employed or providing services while on an approved leave of absence).

The following provision apply if Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Authorization of Release and Transfer Necessary Personal Information

This provision supplements Section 19 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Subsidiary and the Award Administrator of the Plan to disclose and discuss the Plan with his or her advisors. Participant further authorizes the Company, any Subsidiary to record such information and to keep such information in the employee file.

Notifications

Securities Law Information

Participant is permitted to sell Shares acquired through the Plan through the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.

Foreign Asset/Account Reporting Information

Canadian residents are required to report any foreign property (e.g., Shares acquired under the Plan and possibly unvested Options) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is Participant’s responsibility to comply with these reporting obligations, and Participant should consult his or her own personal tax advisor in this regard.

CHINA

Terms and Conditions

State Administration of Foreign Exchange (SAFE) Compliance

The grant of the Option, Participant’s ability to exercise the Option and sale of the Shares shall all be contingent upon the Company or its Subsidiaries obtaining approval from SAFE for the related foreign exchange transaction and the establishment of a SAFE-approved bank account. The receipt of funds by Participant from the sale of the Shares and the conversion of those funds to the local currency must be approved by SAFE. In order to comply with the SAFE regulations, the proceeds from the sale of the Shares must be repatriated into China through a SAFE-approved bank account set up and monitored by the Company. Participant may contact his or her local HR office for more details about the SAFE approved bank account.

Foreign Asset/Account Reporting Information

Participant may be required to report to SAFE all details of his or her foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, Participant may be subject to reporting obligations for the Options, Shares acquired under the Plan, the receipt of any dividends and the sale of Shares.

Limited Method of Exercise

In accordance with Section 6 of the Agreement, the method of payment of the aggregate exercise price shall of exercise of the Option shall, unless otherwise determined by the Award Administrator at its discretion, be limited to consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan. Consequently, no funds will flow out of China and no Participant will hold Shares in connection with the Option.

DENMARK

Terms and Conditions

This provision substitutes Section 7 of the Agreement:

Tax Withholding. The Company or any Subsidiary (as determined by the Award Administrator) shall have the power and right to deduct, withhold or collect any tax, social security contribution, payroll tax or other amount other tax-related withholding obligations required by law or regulation to be withheld with respect to any taxable event arising with respect to the granting or exercise of the Options (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld from other amounts due to Participant; (b) withheld from the value of any vested Options being settled; or (iii) collected directly from Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by the Company or the applicable Subsidiary in its discretion.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Denmark.

IMPORTANT – STATEMENT UNDER SECTION 3(1) OF THE ACT ON STOCK OPTIONS

Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), Participant is entitled to receive information regarding the Plan in a separate written statement.

The full statement containing the information about Participant’s rights under the Plan and the Stock Option Act is attached as a separate written statement to this Agreement.

Notifications

Exchange Control Information

If Participant establishes an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

FRANCE

Terms and Conditions

Language Consent

By accepting the Option, Participant confirms having read and understood the Plan and the Agreement which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée

En acceptant l’attribution, le Optionee confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Optionee accepte les termes de ces documents en connaissance de cause.

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in France.

Awards Not Tax-Qualified

The Option is not intended to be a tax-qualified or tax-preferred award, including without limitation, under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code. Participant is encouraged to consult with a personal tax advisor to understand the tax and social insurance implications of the Option.

Foreign Asset / Account Reporting Information

Participant may hold Shares acquired upon exercise of the Option, any proceeds resulting from the sale of Shares or any dividends paid on such Shares outside of France, provided Participant declares all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on his or her annual income tax return. Failure to complete this reporting may trigger penalties.

GERMANY

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Germany.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In the event that Participant makes or receives a payment in excess of this amount, he or she is required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

ITALY

Terms and Conditions

Form of Option Price Payment Limited

In accordance with Section 6 of the Agreement, unless otherwise determined by the Company and informed to Participant, payment of the option prices shall be limited to cashless exercise in a form and manner authorized by the Company. For clarity, Participant shall not be entitled to pay the option price in cash and, accordingly, no funds will be transferred out of Italy in connection with the exercise of the Option.

Plan Document Acknowledgment

In accepting the grant of the Option, Participant acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix.

Notifications

Foreign Asset/Account Reporting Information

If Participant is an Italian resident who, at any time during the fiscal year, holds foreign financial assets (including cash and Shares) which may generate taxable income in Italy, Participant is required to report these assets on his or her annual tax return for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations also apply if Participant is the beneficial owner of foreign financial assets under Italian money laundering provisions.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Italy.

JAPAN

Notifications

Foreign Assets Reporting

Japanese residents holding assets outside of Japan (e.g., Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year) are required to comply with annual tax reporting obligations with respect to such assets. Participant is encouraged to consult with a personal tax advisor in Japan to ensure that Participant is properly complying with these obligations.

NETHERLANDS

Notifications

Prohibition Against Insider Trading

Participant should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, Participant may be prohibited from effecting certain share transactions if Participant has insider information regarding the Company. Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the insider rules could apply to him or her. If it is uncertain whether the insider rules apply, the Company recommends that Participant consults with a legal advisor. The Company cannot be held liable if Participant violates the Dutch insider trading rules. Participant is responsible for ensuring his or her compliance with these rules.

Dutch securities laws prohibit insider trading. As of 3 July 2016, the European Market Abuse Regulation (“MAR”), is applicable in the Netherlands. For further information, Participant is referred to the website of the Authority for the Financial Markets (“AFM”): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, Participant acknowledges having read and understood the notification above and acknowledges that it is Participant’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in the Netherlands.

POLAND

Notifications

Foreign Exchange Notice

Participant understands and acknowledges that Participant must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Shares acquired under the Plan, if such ownership exceeds a designated threshold. Participant is strongly encouraged to consult with an appropriate legal advisor regarding these requirements.

Securities Disclosure

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Poland.

SINGAPORE

Notifications

The grant of the Option is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that the Options are subject to section 257 of the SFA and Participant will not be able to make any subsequent sale in Singapore of the Shares acquired through the exercise of the Options or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If Participant is a director, associate director or shadow director of a Singapore Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Participant receives an interest (e.g., Options or Shares) in the Company or any Subsidiary. In addition, Participant must notify the Singapore Subsidiary when Participant sells Shares of the

Company or any Subsidiary (including when Participant sells Shares acquired through the exercise of Options). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary. In addition, a notification must be made of Participant’s interests in the Company or any Subsidiary within two business days of becoming a director.

SPAIN

Notifications

Securities Law Notice

The Option does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Foreign Assets Reporting

Participant may be subject to certain tax reporting requirements with respect to assets or rights that Participant holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested Options are not subject to this reporting requirement.

If applicable, Participant must report Participant’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. Participant is encouraged to consult with his or her personal advisor to determine any obligations in this respect.

Share Reporting Requirement

The acquisition of Shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. Participant should consult with Participant’s personal advisor to determine Participant’s obligations in this respect.

Foreign Currency Payments

When receiving foreign currency payments exceeding €50,000 derived from the ownership of Shares (i.e., dividends or proceeds from the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made.

Participant will need to provide the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Sweden.

SWITZERLAND

Notifications

Securities Law Notification

Neither this Agreement nor this Appendix constitutes a prospectus pursuant to article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange or any other regulated trading facility in Switzerland, and neither this Agreement nor this Appendix nor any other offering or marketing material relating to the Options may be publicly distributed or otherwise made publicly available in Switzerland. Neither this Agreement nor this Appendix, nor the Company nor the Options have been or will be filed with or approved by any Swiss regulatory authority. The Options are not subject to the supervision by the Swiss Financial Markets Supervisory Authority FINMA (“FINMA”), and Participants acquiring Options will not benefit from protection or supervision by FINMA.

TAIWAN

Notifications

Securities Disclaimer

Neither the Plan nor the Option are registered in Taiwan with the Securities and Futures Bureau or subject to the securities laws of Taiwan.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes

The following provisions supplement Section 7 of the Agreement:

If payment or withholding of income taxes is not made within ninety (90) days of the end of the tax year in which the income tax liability arises, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable by Participant, and the Company and/or the employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Agreement.

Notwithstanding the foregoing, if Participant is a director or an executive officer (as within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the uncollected income tax. In the event that Participant is a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the employer (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company and/or the employer may recover from Participant by any of the means referred to in Section 7 of the Agreement.

Notifications

Securities Disclosure

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the Option are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

Non-Qualification

The Option is not intended to be tax-qualified or tax-preferred for purposes of tax rules in the United Kingdom.

Tax Consultation

Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s acquisition or disposition of the Shares. Participant represents that he or she will consult with any tax advisors Participant deems appropriate in connection with the acquisition or disposition of the Shares and that Participant is not relying on the Company or any Subsidiary for any tax advice.

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

INCENTIVE STOCK OPTION

AWARD NOTICE

Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Incentive Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Incentive Stock Option Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Shares Subject to Option:

Type of Option:	Incentive Stock Option

Exercise Price per Share:	$

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on __________ and __________ of the Number of Shares Subject to Option shall vest and become exercisable on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Shares Subject to Option shall vest and become exercisable immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to the Company Group on such Change in Control, and (ii) all of the unvested Number of Shares Subject to Option shall vest and become exercisable in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

2

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

This INCENTIVE STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, this Option will not qualify as Incentive Stock Option, if, among other events, (a) Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option; (b) except in the event of Participant’s death or Disability, Participant is not employed by the Company, a parent or a Subsidiary at all times during the period beginning on the Date of Grant and ending on the day that is three (3) months before the date of exercise of any Shares; or (c) to the extent the aggregate Fair Market Value of the Shares subject to “incentive stock options” held by Participant which become exercisable for the first time in any calendar year (under all plans of the Company, a parent or a Subsidiary) exceeds $100,000. If Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option, Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such Shares were disposed of, the number of Shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received.

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Incentive Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Exercise Price” means the “Exercise Price” listed in the Award Notice.

(d) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(f) “Participant” means the “Participant” listed in the Award Notice.

(g) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

Incentive Stock Option Agreement – Page 2

(h) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of the Option.

(a) Effective as of the Date of Grant but subject to Section 24 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 11 hereof.

4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein either (i) for a period of ten (10) years from the Date of Grant (the “Option Period”) or (ii) if Participant holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or a Subsidiary on the Date of Grant, then for a period of five (5) from the Date of Grant; provided, that the Option may be earlier terminated as provided in Section 7 hereof.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

Incentive Stock Option Agreement – Page 3

(b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option.

(c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”). Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option.

(d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b) and 6(c) above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

(e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise.

Incentive Stock Option Agreement – Page 4

7. Termination of Employment or Service.

(a) Subject to Section 7(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 7, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date.

(c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other reason (subject to Section 7(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period); provided, that, in each case, the Option Period will expire immediately upon the occurrence of a Restrictive Covenant Violation.

(d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option).

8. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than as designated by Participant by will or by the laws of descent and distribution in accordance with Section 13(b)(i) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

Incentive Stock Option Agreement – Page 5

9. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs or the Company discovers after a termination of employment or service that grounds existed for Cause at the time thereof, then Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the excess, if any, of (a) the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received upon the sale or other disposition of, or distributions in respect of, any Shares acquired upon exercise of the Option (limited, in the case of the Company discovering after a termination of employment or service that grounds existed for Cause at the time thereof, to any such Shares acquired after the date on which grounds for a termination for Cause first existed) over (b) the aggregate Cost (if any) of such Shares. For purposes of this Agreement, “Cost” means, in respect of any Share, the Exercise Price, to the extent paid by Participant for such Share, as proportionately adjusted for all subsequent distributions on the Shares and other recapitalizations and less the amount of any distributions made with respect to the Share pursuant to the Company’s organizational documents; provided, that Cost may not be less than zero. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause.

10. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

11. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan.

Incentive Stock Option Agreement – Page 6

12. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

13. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

14. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

15. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

16. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

Incentive Stock Option Agreement – Page 7

17. Data Privacy Acknowledgement.

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

18. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and

Incentive Stock Option Agreement – Page 8

occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

19. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

20. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates.

21. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

22. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code.

23. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Incentive Stock Option Agreement – Page 9

24. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

25. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

26. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name:
Title:

PARTICIPANT

Acknowledged and Agreed as of the date first written above:

[Participant Name]

[Signature page to Incentive Stock Option Agreement]

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

INCENTIVE STOCK OPTION

AWARD NOTICE

(Non-U.S. Participants)

Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Incentive Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Incentive Stock Option Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Shares Subject to Option:

Type of Option:	Incentive Stock Option

Exercise Price per Share:	US $

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date,                      of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on                      and                      of the Number of Shares Subject to Option shall vest and become exercisable on the                      day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Shares Subject to Option shall vest and become exercisable immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to the Company Group on such Change in Control, and (ii) all of the unvested Number of Shares Subject to Option shall vest and become exercisable in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

2

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

(Non-U.S. Participants)

This INCENTIVE STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, this Option will not qualify as Incentive Stock Option, if, among other events, (a) Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option; (b) except in the event of Participant’s death or Disability, Participant is not employed by the Company, a parent or a Subsidiary at all times during the period beginning on the Date of Grant and ending on the day that is three (3) months before the date of exercise of any Shares; or (c) to the extent the aggregate Fair Market Value of the Shares subject to “incentive stock options” held by Participant which become exercisable for the first time in any calendar year (under all plans of the Company, a parent or a Subsidiary) exceeds $100,000. If Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option, Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such Shares were disposed of, the number of Shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received.

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Incentive Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Exercise Price” means the “Exercise Price” listed in the Award Notice.

(d) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(f) “Participant” means the “Participant” listed in the Award Notice.

Incentive Stock Option Agreement – Page 2

(g) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

(h) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of the Option.

(a) Effective as of the Date of Grant but subject to Section 26 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 13 hereof.

4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein either (i) for a period of ten (10) years from the Date of Grant (the “Option Period”) or (ii) if Participant holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or a Subsidiary on the Date of Grant, then for a period of five (5) from the Date of Grant; provided, that the Option may be earlier terminated as provided in Section 8 hereof.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

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(b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option.

(c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”). Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option.

(d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b), 6(c) and 7 above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

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(e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Tax Obligations and (ii) the Company has issued the Shares in connection with such exercise.

7. Tax Withholding.

(a) Tax Obligations. Regardless of any action taken by the Company or any other Subsidiary with respect to Tax Obligations, Participant acknowledges that the ultimate liability for all Tax Obligations legally due by Participant is and remains Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations. At the time of exercise of the Option, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Subsidiary. In this regard, at the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company or any other Subsidiary, Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Subsidiary which arise in connection with the Option. The Company shall have no obligation to process the exercise of the Option or to deliver Shares until the Tax Obligations as described in this Section have been satisfied by Participant.

(b) Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to require Participant to satisfy all or any portion of a Subsidiary’s Tax Obligations upon exercise of the Option by deducting from the Shares otherwise issuable to Participant upon such exercise a number of whole Shares having a Fair Market Value, as determined by the Company as of the date of exercise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates. The Company may require Participant to direct a broker, upon the exercise of the Option, to sell a portion of the Shares subject to the Option determined by the Company in its discretion to be sufficient to cover the Tax Obligations of any Subsidiary and to remit an amount equal to such Tax Obligations to the Company in cash.

8. Termination of Employment or Service.

(a) Subject to Section 8(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 8, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

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(b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date.

(c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other reason (subject to Section 8(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period); provided, that, in each case, the Option Period will expire immediately upon the occurrence of a Restrictive Covenant Violation.

(d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option).

9. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than as designated by Participant by will or by the laws of descent and distribution in accordance with Section 13(b)(i) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

10. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs or the Company discovers after a termination of employment or service that grounds existed for Cause at the time thereof, then Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten

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(10) business days of the Company’s request to Participant therefor, an amount equal to the excess, if any, of (a) the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received upon the sale or other disposition of, or distributions in respect of, any Shares acquired upon exercise of the Option (limited, in the case of the Company discovering after a termination of employment or service that grounds existed for Cause at the time thereof, to any such Shares acquired after the date on which grounds for a termination for Cause first existed) over (b) the aggregate Cost (if any) of such Shares. For purposes of this Agreement, “Cost” means, in respect of any Share, the Exercise Price, to the extent paid by Participant for such Share, as proportionately adjusted for all subsequent distributions on the Shares and other recapitalizations and less the amount of any distributions made with respect to the Share pursuant to the Company’s organizational documents; provided, that Cost may not be less than zero. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause.

11. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

12. Service Conditions. In accepting the Option, Participant acknowledges that:

(a) Any notice period mandated under local law shall not be treated as service for the purpose of determining the vesting of the Option; and Participant’s right to exercise the Option after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether Participant’s service has terminated and the effective date of such termination.

(b) The vesting of the Option shall cease upon, and no Shares shall become vested following, Participant’s termination of service for any reason except as may be explicitly provided by the Plan or this Agreement.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

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(d) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(e) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(f) Participant’s participation in the Plan shall not create a right to further service with the Company or any Subsidiary and shall not interfere with the ability of any Subsidiary to terminate Participant’s service at any time, with or without cause subject to applicable law.

(g) Participant is voluntarily participating in the Plan.

(h) The Option is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to any Subsidiary, and which is outside the scope of Participant’s employment contract, if any.

(i) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(j) In the event that Participant is not an employee of the Company or Subsidiary, the Option grant will not be interpreted to form an employment contract or relationship with the Company or Subsidiary; and furthermore the Option grant will not be interpreted to form an employment contract with any other Subsidiary.

(k) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Participant exercises the Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

(l) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Participant’s service (for any reason whether or not in breach of local law) and Participant irrevocably releases the Company and each other Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such a claim.

13. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan.

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14. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

15. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

16. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

17. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

18. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

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19. Data Privacy.

The following provisions shall only apply to Participant if he or she resides outside the European Economic Area:

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

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The following provisions shall only apply to Participant if he or she resides in the European Economic Area or the United Kingdom or Switzerland:

(a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the employer, may collect, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to process the awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all awards granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from Participant, the Subsidiary, and from the Company, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Agreement. The Data must be provided in order for Participant to participate in the Plan and for the parties to this Agreement to perform their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Agreement.

(b) Transfers and Retention of Data. Participant understands that the employer Subsidiary will transfer Data to the Company for purposes of plan administration. The Company and the employer or a Subsidiary may also transfer Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Agreement. Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained at gc@10xgenomics.com. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s rights and obligations under this Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Agreement.

(c) Participant’s Rights in Respect of Data. The Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, Participant is entitled to object to the processing of Data or have Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, Participant also is entitled to (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Agreement or generated by Participant, in a common machine-readable format. To exercise his or her rights, Participant may contact the local human resources representative. Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at gc@10xgenomics.com.

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20. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

21. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

22. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates.

23. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

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24. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code.

25. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

26. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

27. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

28. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

29. Language. If Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

30. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

31. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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32. Country-Specific Terms and Conditions. Notwithstanding any provisions of this Agreement to the contrary, the Option grant shall be subject to any special terms and conditions applicable for Participant’s country of residence (and country of employment, if different) as respectively set forth in an appendix to this Agreement (an “Appendix”). Further, if Participant transfers his or her residence and/or employment to another country reflected in an Appendix to this Agreement at the time of transfer, the special terms and conditions for such country will apply to Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Option and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Participant’s transfer). In all circumstances, any applicable section(s) of the Appendix shall constitute part of this Agreement.

33. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name:
Title:

PARTICIPANT

Acknowledged and Agreed as of the date first written above:

[Participant Name]

[Signature page to Incentive Stock Option Agreement (Non-U.S.)]

APPENDIX TO

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Options granted to Participant under the Plan if he or she resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the Agreement.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the Shares or sells the Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working or transfers to another country after the grant of the Options, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant under these circumstances.

AUSTRALIA

Terms and Conditions

Offer of Stock Awards

The Board, in its absolute discretion, may make a written offer to an eligible person who is an Australian resident it chooses to accept a stock award to acquire options.

The offer shall specify the maximum number of options subject to a stock award which Participant may accept, the date of grant, the exercise price (if any), the expiration date, the vesting conditions (if any), any applicable holding period and any disposal restrictions attaching to the options or the resultant Shares (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth). The conditions to receive such treatment are contained in this Appendix.

The offer shall be accompanied by an acceptance form and a copy of the Plan and this Appendix or, alternatively, details on how Participant may obtain a copy of the Plan and this Appendix.

Grant of Awards

If Participant validly accepts the Board’s offer of a stock award, the Board must grant Participant the stock award for the number of shares for which the stock award was accepted. However, the Board must not do so if Participant has ceased to be an eligible person at the date when the stock award is to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) (the “Corporations Act”) without a disclosure document, product disclosure statement or similar document.

The Company must provide a stock award agreement in respect of the stock award granted to Participant to be executed by Participant as soon as practicable after the date of grant.

Stock awards granted to Participant under this Appendix that are options must not have an expiration date exceeding fifteen (15) years from the date of grant.

Tax Deferred Treatment

Ordinary shares. Stock awards issued to Participant under this Appendix must relate to ordinary shares. For the purpose of this Appendix, ordinary shares shall be defined in accordance with its ordinary meaning under Australian law.

Predominant business of the Company. Stock swards must not be issued Participant where those stock awards relate to options or shares in a company that has a predominant business of the acquisition, sale or holding of shares, securities or other investments.

Real risk of forfeiture. Stock awards that are options issued to Participant under this Appendix must have a real risk of forfeiture, the vesting conditions by which this risk is achieved is to be determined by the Board in its absolute discretion.

10% limit on shareholding and voting power. Immediately after Participant acquires the stock awards, Participant must not: (i) hold a beneficial interest in more than 10% of the shares in the Company; or (ii) be in a position to cast, or control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company. For the purposes of these thresholds, stock awards that are options are treated as if they have been exercised and converted into Shares.

Notifications

Securities Law Information

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Exchange Control Information

Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.

CANADA

Terms and Conditions

Termination of Continuous Service Status

In the event of Participant’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), Participant’s right to exercise Options under the Plan, if any, will terminate effective as of (1) the date that Participant is no longer actively employed or providing services to the Company or any Subsidiary employing or retaining Participant, or at the discretion of the Award Administrator, (2) the date Participant receives notice of termination from the Company or any Subsidiary employing or retaining Participant, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Award Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of Participant’s Options grant (including, but not limited to, whether Participant may still be considered actively employed or providing services while on an approved leave of absence).

The following provision apply if Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Authorization of Release and Transfer Necessary Personal Information

This provision supplements Section 19 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Subsidiary and the Award Administrator of the Plan to disclose and discuss the Plan with his or her advisors. Participant further authorizes the Company, any Subsidiary to record such information and to keep such information in the employee file.

Notifications

Securities Law Information

Participant is permitted to sell Shares acquired through the Plan through the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.

Foreign Asset/Account Reporting Information

Canadian residents are required to report any foreign property (e.g., Shares acquired under the Plan and possibly unvested Options) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is Participant’s responsibility to comply with these reporting obligations, and Participant should consult his or her own personal tax advisor in this regard.

CHINA

Terms and Conditions

State Administration of Foreign Exchange (SAFE) Compliance

The grant of the Option, Participant’s ability to exercise the Option and sale of the Shares shall all be contingent upon the Company or its Subsidiaries obtaining approval from SAFE for the related foreign exchange transaction and the establishment of a SAFE-approved bank account. The receipt of funds by Participant from the sale of the Shares and the conversion of those funds to the local currency must be approved by SAFE. In order to comply with the SAFE regulations, the proceeds from the sale of the Shares must be repatriated into China through a SAFE-approved bank account set up and monitored by the Company. Participant may contact his or her local HR office for more details about the SAFE approved bank account.

Foreign Asset/Account Reporting Information

Participant may be required to report to SAFE all details of his or her foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, Participant may be subject to reporting obligations for the Options, Shares acquired under the Plan, the receipt of any dividends and the sale of Shares.

Limited Method of Exercise

In accordance with Section 6 of the Agreement, the method of payment of the aggregate exercise price shall of exercise of the Option shall, unless otherwise determined by the Award Administrator at its discretion, be limited to consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan. Consequently, no funds will flow out of China and no Participant will hold Shares in connection with the Option.

DENMARK

Terms and Conditions

This provision substitutes Section 7 of the Agreement:

Tax Withholding. The Company or any Subsidiary (as determined by the Award Administrator) shall have the power and right to deduct, withhold or collect any tax, social security contribution, payroll tax or other amount other tax-related withholding obligations required by law or regulation to be withheld with respect to any taxable event arising with respect to the granting or exercise of the Options (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld from other amounts due to Participant; (b) withheld from the value of any vested Options being settled; or (iii) collected directly from Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by the Company or the applicable Subsidiary in its discretion.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Denmark.

IMPORTANT – STATEMENT UNDER SECTION 3(1) OF THE ACT ON STOCK OPTIONS

Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), Participant is entitled to receive information regarding the Plan in a separate written statement.

The full statement containing the information about Participant’s rights under the Plan and the Stock Option Act is attached as a separate written statement to this Agreement.

Notifications

Exchange Control Information

If Participant establishes an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

FRANCE

Terms and Conditions

Language Consent

By accepting the Option, Participant confirms having read and understood the Plan and the Agreement which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée

En acceptant l’attribution, le Optionee confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Optionee accepte les termes de ces documents en connaissance de cause.

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in France.

Awards Not Tax-Qualified

The Option is not intended to be a tax-qualified or tax-preferred award, including without limitation, under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code. Participant is encouraged to consult with a personal tax advisor to understand the tax and social insurance implications of the Option.

Foreign Asset / Account Reporting Information

Participant may hold Shares acquired upon exercise of the Option, any proceeds resulting from the sale of Shares or any dividends paid on such Shares outside of France, provided Participant declares all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on his or her annual income tax return. Failure to complete this reporting may trigger penalties.

GERMANY

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Germany.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In the event that Participant makes or receives a payment in excess of this amount, he or she is required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

ITALY

Terms and Conditions

Form of Option Price Payment Limited

In accordance with Section 6 of the Agreement, unless otherwise determined by the Company and informed to Participant, payment of the option prices shall be limited to cashless exercise in a form and manner authorized by the Company. For clarity, Participant shall not be entitled to pay the option price in cash and, accordingly, no funds will be transferred out of Italy in connection with the exercise of the Option.

Plan Document Acknowledgment

In accepting the grant of the Option, Participant acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix.

Notifications

Foreign Asset/Account Reporting Information

If Participant is an Italian resident who, at any time during the fiscal year, holds foreign financial assets (including cash and Shares) which may generate taxable income in Italy, Participant is required to report these assets on his or her annual tax return for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations also apply if Participant is the beneficial owner of foreign financial assets under Italian money laundering provisions.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Italy.

JAPAN

Notifications

Foreign Assets Reporting

Japanese residents holding assets outside of Japan (e.g., Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year) are required to comply with annual tax reporting obligations with respect to such assets. Participant is encouraged to consult with a personal tax advisor in Japan to ensure that Participant is properly complying with these obligations.

NETHERLANDS

Notifications

Prohibition Against Insider Trading

Participant should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, Participant may be prohibited from effecting certain share transactions if Participant has insider information regarding the Company. Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the insider rules could apply to him or her. If it is uncertain whether the insider rules apply, the Company recommends that Participant consults with a legal advisor. The Company cannot be held liable if Participant violates the Dutch insider trading rules. Participant is responsible for ensuring his or her compliance with these rules.

Dutch securities laws prohibit insider trading. As of 3 July 2016, the European Market Abuse Regulation (“MAR”), is applicable in the Netherlands. For further information, Participant is referred to the website of the Authority for the Financial Markets (“AFM”): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, Participant acknowledges having read and understood the notification above and acknowledges that it is Participant’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in the Netherlands.

POLAND

Notifications

Foreign Exchange Notice

Participant understands and acknowledges that Participant must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Shares acquired under the Plan, if such ownership exceeds a designated threshold. Participant is strongly encouraged to consult with an appropriate legal advisor regarding these requirements.

Securities Disclosure

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Poland.

SINGAPORE

Notifications

The grant of the Option is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that the Options are subject to section 257 of the SFA and Participant will not be able to make any subsequent sale in Singapore of the Shares acquired through the exercise of the Options or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If Participant is a director, associate director or shadow director of a Singapore Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Participant receives an interest (e.g., Options or Shares) in the Company or any Subsidiary. In addition, Participant must notify the Singapore Subsidiary when Participant sells Shares of the

Company or any Subsidiary (including when Participant sells Shares acquired through the exercise of Options). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary. In addition, a notification must be made of Participant’s interests in the Company or any Subsidiary within two business days of becoming a director.

SPAIN

Notifications

Securities Law Notice

The Option does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Foreign Assets Reporting

Participant may be subject to certain tax reporting requirements with respect to assets or rights that Participant holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested Options are not subject to this reporting requirement.

If applicable, Participant must report Participant’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. Participant is encouraged to consult with his or her personal advisor to determine any obligations in this respect.

Share Reporting Requirement

The acquisition of Shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. Participant should consult with Participant’s personal advisor to determine Participant’s obligations in this respect.

Foreign Currency Payments

When receiving foreign currency payments exceeding €50,000 derived from the ownership of Shares (i.e., dividends or proceeds from the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Sweden.

SWITZERLAND

Notifications

Securities Law Notification

Neither this Agreement nor this Appendix constitutes a prospectus pursuant to article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange or any other regulated trading facility in Switzerland, and neither this Agreement nor this Appendix nor any other offering or marketing material relating to the Options may be publicly distributed or otherwise made publicly available in Switzerland. Neither this Agreement nor this Appendix, nor the Company nor the Options have been or will be filed with or approved by any Swiss regulatory authority. The Options are not subject to the supervision by the Swiss Financial Markets Supervisory Authority FINMA (“FINMA”), and Participants acquiring Options will not benefit from protection or supervision by FINMA.

TAIWAN

Notifications

Securities Disclaimer

Neither the Plan nor the Option are registered in Taiwan with the Securities and Futures Bureau or subject to the securities laws of Taiwan.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes

The following provisions supplement Section 7 of the Agreement:

If payment or withholding of income taxes is not made within ninety (90) days of the end of the tax year in which the income tax liability arises, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable by Participant, and the Company and/or the employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Agreement.

Notwithstanding the foregoing, if Participant is a director or an executive officer (as within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the uncollected income tax. In the event that Participant is a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the employer (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company and/or the employer may recover from Participant by any of the means referred to in Section 7 of the Agreement.

Notifications

Securities Disclosure

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the Option are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

Non-Qualification

The Option is not intended to be tax-qualified or tax-preferred for purposes of tax rules in the United Kingdom.

Tax Consultation

Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s acquisition or disposition of the Shares. Participant represents that he or she will consult with any tax advisors Participant deems appropriate in connection with the acquisition or disposition of the Shares and that Participant is not relying on the Company or any Subsidiary for any tax advice.

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION

AWARD NOTICE

(NON-EMPLOYEE DIRECTOR)

Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Nonqualified Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Nonqualified Stock Option Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Shares Subject to Option:

Type of Option:	Nonqualified Stock Option

Exercise Price per Share:	$

Vesting Schedule:

[Annual Awards: Subject to Participant’s continued employment with, or service to, the Company Group through each such applicable vesting date, 1/12th of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on the              day of each month following the Date of Grant (and if there is no corresponding day, the last day of the month).]

[Initial Awards: Subject to Participant’s continued employment with, or service to, the Company Group through each such applicable vesting date, 1/3rd of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on the first anniversary of the Date of Grant and 1/24th of the remaining 2/3rd of the Number of Shares Subject to Option shall vest and become exercisable on the              day of each month thereafter (and if there is no corresponding day, the last day of the month)].

Notwithstanding the foregoing, 100% of the then-unvested Number of Shares Subject to Option shall vest and become exercisable immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to, the Company Group on such Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

(NON-EMPLOYEE DIRECTOR)

This NONQUALIFIED STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Nonqualified Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Exercise Price” means the “Exercise Price” listed in the Award Notice.

(d) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(f) “Participant” means the “Participant” listed in the Award Notice.

(g) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of the Option.

(a) Effective as of the Date of Grant but subject to Section 24 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

Nonqualified Stock Option Agreement (Director) – Page 2

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 11 hereof.

4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Date of Grant (the “Option Period”); provided, that the Option may be earlier terminated as provided in Section 7 hereof.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

(b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option.

(c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”).

Nonqualified Stock Option Agreement (Director) – Page 3

Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option.

(d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b) and 6(c) above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

(e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise.

7. Termination of Employment or Service.

(a) Subject to Section 7(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 7, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date.

(c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other reason (subject to Section 7(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period).

(d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a

Nonqualified Stock Option Agreement (Director) – Page 4

director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option).

8. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than in accordance with Section 13(b) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

9. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause.

10. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

11. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan.

12. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

13. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

Nonqualified Stock Option Agreement (Director) – Page 5

14. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

15. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

16. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

17. Data Privacy Acknowledgement.

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering

Nonqualified Stock Option Agreement (Director) – Page 6

and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

18. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

19. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

Nonqualified Stock Option Agreement (Director) – Page 7

20. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates.

21. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

22. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code.

23. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

24. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

25. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

26. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name:
Title:

PARTICIPANT

Acknowledged and Agreed as of the date first written above:

[Participant Name]

[Signature page to Nonqualified Stock Option Agreement (Director)]

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT

AWARD NOTICE

Participant has been granted Restricted Stock Units with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Restricted Stock Unit Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Restricted Stock Units Granted:

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Restricted Stock Units Granted (set forth above in this Award Notice) shall vest on __________ and __________ of the Number of Restricted Stock Units Granted shall vest on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Restricted Stock Units Granted shall vest immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to, the Company Group on such Change in Control, and (ii) all of the unvested Number of Restricted Stock Units Granted shall vest in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of issuance will be cumulative and will continue, unless sooner terminated as herein provided.

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Restricted Stock Unit Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(d) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(e) “Participant” means the “Participant” listed in the Award Notice.

(f) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

(g) “Shares” means the underlying shares of Class A Common Stock received upon settlement of a Restricted Stock Unit, as adjusted in accordance with the Plan.

2. Grant of Restricted Stock Units.

(a) Effective as of the Date of Grant but subject to Section 23 hereof, the Company hereby irrevocably grants to Participant the number of Restricted Stock Units listed in the Award Notice as “Number of Restricted Stock Units Granted” (the “RSU Award”), which represents the right to receive Shares upon the settlement of Restricted Stock Units, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The RSU Award shall vest and become nonforfeitable in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The RSU Award granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the RSU Award, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

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3. Settlement of Restricted Stock Units.

(a) Any Restricted Stock Unit which has become vested in accordance with this Agreement shall be settled as soon as reasonably practicable following the vesting of such Restricted Stock Unit (and, in any event, no later than the date which is two and one-half months following the end of the calendar year in which the Restricted Stock Unit vested).

(b) Upon the settlement of a vested Restricted Stock Unit, the Company shall pay to Participant an amount equal to one (1) Share. As determined by the Committee, the Company shall pay such amount in (x) cash, (y) Shares or (z) any combination thereof. Any fractional Shares may be settled in cash, at the Committee’s election.

(c) Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.

(d) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares received upon the settlement of Restricted Stock Units until (i) the Company has issued the Shares in connection with such settlement pursuant to the terms of this Agreement and (ii) Participant has paid any applicable withholding taxes in accordance with Section 4 below.

4. Withholding. Participant may be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Stock Units, their vesting or settlement or any payment or transfer with respect to the Restricted Stock Units at the minimum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. The Committee may, in its sole discretion, permit Participant to satisfy such withholding tax obligations, in whole or in part, by delivering Shares, including Shares received upon settlement of Restricted Stock Units pursuant to this Agreement.

5. Termination of Employment or Service.

(a) In the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the RSU Award will be forfeited and all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

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(b) Participant’s rights with respect to the RSU Award will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the RSU Award).

6. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or Participant’s right under the RSU Award to receive Shares, other than in accordance with Section 13(b) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

7. Repayment of Proceeds; Clawback Policy.

The Shares underlying the RSU Award and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs, Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Stock Units, or upon the sale or other disposition of, or dividends or distributions in respect of, Shares received upon the settlement of Restricted Stock Units.

8. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Restricted Stock Units hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

9. Adjustments. The terms of this Agreement, including, without limitation, the number of Shares underlying the Restricted Stock Units, will be subject to adjustment in accordance with Section 11 of the Plan.

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10. Securities Laws; Cooperation. Upon the vesting of any unvested Restricted Stock Units, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the RSU Award pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

13. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

14. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

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15. Data Privacy Acknowledgement.

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant Restricted Stock Units or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

16. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Restricted Stock Units evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (c) all determinations with respect to future restricted stock unit grants, if any, including the grant date and the number of restricted

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stock units granted, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the RSU Award without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Restricted Stock Unit is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) Restricted Stock Units and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Restricted Stock Units will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Restricted Stock Units will have no value; (h) if Participant settles the Restricted Stock Units and acquires Shares, the value of such Shares may increase or decrease in value; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Restricted Stock Unit proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

17. Book Entry; Certificates. Upon the settlement of any portion of the RSU Award in Shares pursuant to this Agreement, the Company shall recognize Participant’s ownership of such Shares through uncertificated book entry. If elected by the Company, certificates evidencing the Shares may be issued by the Company and any such certificates shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (a) the settlement of any portion of the RSU Award pursuant to this Agreement and (b) the expiration of any transfer restrictions set forth in this Agreement or otherwise applicable to the Shares. As soon as practicable following such time, any certificates for the Shares shall be delivered to Participant or to Participant’s legal guardian or representative along with the stock powers relating thereto. However, the Company shall not be liable to Participant for damages relating to any delays in issuing the certificates (if any) to Participant, any loss by Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

18. Legend. To the extent applicable, all book entries (or certificates, if any) representing the Shares delivered to Participant as contemplated by Section 3 above shall be subject to the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the restrictions set forth in Sections 2 and 6 hereof.

19. Award Administrator. The Company may from time to time designate a third party administrator to assist the Company in the implementation, administration and management of the Plan and any Restricted Stock Units granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and settlements of Restricted Stock Units.

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20. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

21. Section 409A. It is intended that the Restricted Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.

22. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

23. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. The grant of Restricted Stock Units hereunder will lapse ninety (90) days from the Date of Grant, and the RSU Award granted hereunder will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

24. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares received upon settlement of the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

25. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan and on any Shares received upon settlement of Restricted Stock Units under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

26. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name:
Title:

PARTICIPANT

Acknowledged and Agreed
as of the date first written above:

[Participant Name]

[Signature page to RSU Agreement]

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT

AWARD NOTICE

(Non-U.S. Participants)

Participant has been granted Restricted Stock Units with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Restricted Stock Unit Agreement and the Plan.

Participant:

Date of Grant:	, 2019

Number of Restricted Stock Units Granted:

Vesting Commencement Date:	, 2019

Vesting Schedule:

Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Restricted Stock Units Granted (set forth above in this Award Notice) shall vest on __________ and __________ of the Number of Restricted Stock Units Granted shall vest on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Notwithstanding the foregoing (i) 50% of the then-unvested Number of Restricted Stock Units Granted shall vest immediately prior to a Change in Control, subject to Participant’s continued employment with, or service to, the Company Group on such Change in Control, and (ii) all of the unvested Number of Restricted Stock Units Granted shall vest in full, if Participant is terminated without Cause in connection with or after the Change in Control.

Additional Terms and Acknowledgements:

If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of issuance will be cumulative and will continue, unless sooner terminated as herein provided.

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(Non-U.S. Participants)

This RESTRICTED STOCK UNIT AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”).

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Agreement” means this Restricted Stock Unit Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto.

(b) “Award Notice” means the award notice to Participant.

(c) “Date of Grant” means the “Date of Grant” listed in the Award Notice.

(d) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(e) “Participant” means the “Participant” listed in the Award Notice.

(f) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant.

(g) “Shares” means the underlying shares of Class A Common Stock received upon settlement of a Restricted Stock Unit, as adjusted in accordance with the Plan.

2. Grant of Restricted Stock Units.

(a) Effective as of the Date of Grant but subject to Section 24 hereof, the Company hereby irrevocably grants to Participant the number of Restricted Stock Units listed in the Award Notice as “Number of Restricted Stock Units Granted” (the “RSU Award”), which represents the right to receive Shares upon the settlement of Restricted Stock Units, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The RSU Award shall vest and become nonforfeitable in accordance with the “Vesting Schedule” set forth on the Award Notice.

(b) The RSU Award granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the RSU Award, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the

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terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

3. Settlement of Restricted Stock Units.

(a) Any Restricted Stock Unit which has become vested in accordance with this Agreement shall be settled as soon as reasonably practicable following the vesting of such Restricted Stock Unit (and, in any event, no later than the date which is two and one-half months following the end of the calendar year in which the Restricted Stock Unit vested).

(b) Upon the settlement of a vested Restricted Stock Unit, the Company shall pay to Participant an amount equal to one (1) Share. As determined by the Committee, the Company shall pay such amount in (x) cash, (y) Shares or (z) any combination thereof. Any fractional Shares may be settled in cash, at the Committee’s election.

(c) Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to issue or transfer any Shares as contemplated by this Agreement unless and until such issuance or transfer complies with all relevant provisions of law. As a condition to the settlement of any portion of the RSU Award evidenced by this Agreement, Participant may be required to deliver certain documentation to the Company.

(d) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares received upon the settlement of Restricted Stock Units until (i) the Company has issued the Shares in connection with such settlement pursuant to the terms of this Agreement and (ii) Participant has paid any applicable withholding taxes in accordance with Section 4 below.

4. Withholding.

(a) In General. Regardless of any action taken by the Company or any other Subsidiary with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (the “Tax Obligations”), Participant acknowledges that the ultimate liability for all Tax Obligations legally due by Participant is and remains Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Unit, including the grant, vesting and settlement of the Restricted Stock Unit, the subsequent sale of Shares acquired pursuant to such exercise, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Restricted Stock Unit to reduce or eliminate Participant’s liability for Tax Obligations. At the time of settlement of the Restricted Stock Unit, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Subsidiary. In this regard, at the time the Restricted Stock Unit is vested, in whole or in part, or at any time thereafter as requested by the Company or any other Subsidiary, Participant hereby authorizes

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withholding of all applicable Tax Obligations from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Subsidiary which arise in connection with the Restricted Stock Unit. The Company shall have no obligation to deliver Shares until the Tax Obligations as described in this Section have been satisfied by Participant.

(b) Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to require Participant to satisfy all or any portion of a Subsidiary’s Tax Obligations upon settlement of the Restricted Stock Unit by deducting from the Shares otherwise issuable to Participant a number of whole Shares having a Fair Market Value, as determined by the Company as of the date of vesting, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates. The Company may require Participant to direct a broker, upon the vesting of the Restricted Stock Unit, to sell a portion of the shares subject to the Restricted Stock Units determined by the Company in its discretion to be sufficient to cover the Tax Obligations of any Subsidiary and to remit an amount equal to such Tax Obligations to the Company in cash.

5. Termination of Employment or Service.

(a) In the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the RSU Award will be forfeited and all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) Participant’s rights with respect to the RSU Award will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the RSU Award).

6. Restrictions on Transfer.

(a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or Participant’s right under the RSU Award to receive Shares, other than in accordance with Section 13(b) of the Plan.

(b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s).

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7. Repayment of Proceeds; Clawback Policy.

The Shares underlying the RSU Award and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs, Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant received either in cash in respect of the settlement of Restricted Stock Units, or upon the sale or other disposition of, or dividends or distributions in respect of, Shares received upon the settlement of Restricted Stock Units.

8. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Restricted Stock Units hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

9. Service Conditions. In accepting the Restricted Stock Units hereunder, Participant acknowledges that:

(a) Any notice period mandated under local law shall not be treated as service for the purpose of determining the vesting of the Restricted Stock Units; and Participant’s right to vest the Restricted Stock Units after termination of service, if any, will be measured by the date of termination of Participant’s active service and will not be extended by any notice period mandated under local law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether Participant’s service has terminated and the effective date of such termination.

(b) The vesting of the Restricted Stock Units shall cease upon, and no Shares shall become vested following, Participant’s termination of service for any reason except as may be explicitly provided by the Plan or this Agreement.

(c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(d) The grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past.

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(e) All decisions with respect to future Restricted Stock Units grants, if any, will be at the sole discretion of the Company.

(f) Participant’s participation in the Plan shall not create a right to further service with the Company or any Subsidiary and shall not interfere with the ability of any Subsidiary to terminate Participant’s service at any time, with or without cause subject to applicable law.

(g) Participant is voluntarily participating in the Plan.

(h) The Restricted Stock Units grant is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to any Subsidiary, and which is outside the scope of Participant’s employment contract, if any.

(i) The Restricted Stock Unit is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(j) In the event that Participant is not an employee of the Company or Subsidiary, the Restricted Stock Units grant will not be interpreted to form an employment contract or relationship with the Company or Subsidiary; and furthermore the Restricted Stock Units grant will not be interpreted to form an employment contract with any other Subsidiary.

(k) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Restricted Stock Units will have no value. If Participant obtains Shares after vesting of Restricted Stock Units, the value of those Shares acquired may increase or decrease in value.

(l) No claim or entitlement to compensation or damages arises from termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or Shares granted after the Restricted Stock Units vesting resulting from termination of Participant’s service (for any reason whether or not in breach of local law) and Participant irrevocably releases the Company and each other Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such a claim.

10. Adjustments. The terms of this Agreement, including, without limitation, the number of Shares underlying the Restricted Stock Units, will be subject to adjustment in accordance with Section 11 of the Plan.

11. Securities Laws; Cooperation. Upon the vesting of any unvested Restricted Stock Units, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

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12. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

13. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company and any transferees who hold a portion of the RSU Award pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

14. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

15. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors.

16. Data Privacy.

The following provisions shall only apply to Participant if he or she resides outside the European Economic Area:

(a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of

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birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant Restricted Stock Units or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

The following provisions shall only apply to Participant if he or she resides in the European Economic Area or the United Kingdom or Switzerland:

(a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the employer, may collect, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to process the awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all awards granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from Participant,

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the Subsidiary, and from the Company, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Agreement. The Data must be provided in order for Participant to participate in the Plan and for the parties to this Agreement to perform their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Agreement.

(b) Transfers and Retention of Data. Participant understands that the employer Subsidiary will transfer Data to the Company for purposes of plan administration. The Company and the employer or a Subsidiary may also transfer Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Agreement. Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained at gc@10xgenomics.com. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s rights and obligations under this Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Agreement.

(c) Participant’s Rights in Respect of Data. The Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, Participant is entitled to object to the processing of Data or have Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, Participant also is entitled to (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Agreement or generated by Participant, in a common machine-readable format. To exercise his or her rights, Participant may contact the local human resources representative. Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at gc@10xgenomics.com.

17. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Restricted Stock Units evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (c) all determinations with respect to future restricted stock unit grants, if any, including the grant date and the number of restricted

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stock units granted, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the RSU Award without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Restricted Stock Unit is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) Restricted Stock Units and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Restricted Stock Units will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Restricted Stock Units will have no value; (h) if Participant settles the Restricted Stock Units and acquires Shares, the value of such Shares may increase or decrease in value; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Restricted Stock Unit proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract.

18. Book Entry; Certificates. Upon the settlement of any portion of the RSU Award in Shares pursuant to this Agreement, the Company shall recognize Participant’s ownership of such Shares through uncertificated book entry. If elected by the Company, certificates evidencing the Shares may be issued by the Company and any such certificates shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (a) the settlement of any portion of the RSU Award pursuant to this Agreement and (b) the expiration of any transfer restrictions set forth in this Agreement or otherwise applicable to the Shares. As soon as practicable following such time, any certificates for the Shares shall be delivered to Participant or to Participant’s legal guardian or representative along with the stock powers relating thereto. However, the Company shall not be liable to Participant for damages relating to any delays in issuing the certificates (if any) to Participant, any loss by Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

19. Legend. To the extent applicable, all book entries (or certificates, if any) representing the Shares delivered to Participant as contemplated by Section 3 above shall be subject to the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the restrictions set forth in Sections 2 and 6 hereof.

20. Award Administrator. The Company may from time to time designate a third party administrator to assist the Company in the implementation, administration and management of the Plan and any Restricted Stock Units granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and settlements of Restricted Stock Units.

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21. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

22. Section 409A. It is intended that the Restricted Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.

23. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

24. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. The grant of Restricted Stock Units hereunder will lapse ninety (90) days from the Date of Grant, and the RSU Award granted hereunder will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

25. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares received upon settlement of the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

26. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan and on any Shares received upon settlement of Restricted Stock Units under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

27. Language. If Participant has received this Agreement, or any other document related to the Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Restricted Stock Unit Agreement – Page 11

28. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

29. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units and on any Shares, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

30. Country-Specific Terms and Conditions. Notwithstanding any provisions of this Agreement to the contrary, the Restricted Stock Units grant shall be subject to any special terms and conditions applicable for Participant’s country of residence (and country of employment, if different) as respectively set forth in an appendix to this Agreement (an “Appendix”). Further, if Participant transfers his or her residence and/or employment to another country reflected in an Appendix to this Agreement at the time of transfer, the special terms and conditions for such country will apply to Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Restricted Stock Units and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Participant’s transfer). In all circumstances, any applicable section(s) of the Appendix shall constitute part of this Agreement.

31. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

[Signatures follow]

10x GENOMICS, INC.

By:

Name:
Title:

PARTICIPANT

Acknowledged and Agreed
as of the date first written above:

[Participant Name]

APPENDIX TO

10x GENOMICS, INC.

2019 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if he or she resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the Agreement.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in the Shares or sells the Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working or transfers to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant under these circumstances.

AUSTRALIA

Terms and Conditions

Offer of Stock Awards. The Board, in its absolute discretion, may make a written offer to an eligible Participant who is an Australian resident it chooses to accept Restricted Stock Units.

The offer shall specify the maximum number of Restricted Stock Units subject to a stock award which Participant may accept, the date of grant, the expiration date, the vesting conditions (if any), any applicable holding period and any disposal restrictions attaching to the Restricted Stock Units or the resultant shares (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth).

The offer shall be accompanied by an acceptance form and a copy of the Plan and the Agreement or, alternatively, details on how Participant may obtain a copy of the Plan and the Agreement.

Grant of Awards. If Participant validly accept the Board’s offer of Restricted Stock Units, the Board must grant Participant the Restricted Stock Units for the number of shares for which the Restricted Stock Units were accepted. However, the Board must not do so if Participant has ceased to be an eligible person at the date when the Restricted Stock Units are to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) (the “Corporations Act”) without a disclosure document, product disclosure statement or similar document.

The Company must provide a stock award agreement in respect of the stock award granted to Participant to be executed by Participant as soon as practicable after the date of grant.

Stock awards granted to Participant under this Appendix that are Restricted Stock Units must not have an Expiration Date exceeding fifteen (15) years from the date of grant.

Tax Deferred Treatment.

Ordinary Shares. Restricted Stock Units issued to Participant under this Appendix must relate to ordinary shares. For the purpose of this Appendix, ordinary shares shall be defined in accordance with its ordinary meaning under Australian law.

Predominant business of the Company. Restricted Stock Units must not be issued where those Restricted Stock Units relate to shares in a company that has a predominant business of the acquisition, sale or holding of shares, securities or other investments.

Real risk of forfeiture. Stock awards that are Restricted Stock Units issued to Participant must have a real risk of forfeiture, the vesting conditions by which this risk is achieved is to be determined by the Board in its absolute discretion.

10% limit on shareholding and voting power. Immediately after Participant acquires the RSU, Participant must not: (i) hold a beneficial interest in more than 10% of the shares in the Company; or (ii) be in a position to cast, or control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company. For the purposes of these thresholds, stock awards that are Restricted Stock Units are treated as if they have been vested and converted into common stock.

Notifications

Securities Law Information

The offering and resale of Shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. Participant should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Exchange Control Information

Australian residents must report inbound and/or outbound cash transactions exceeding A$10,000 and inbound and/or outbound international fund transfers of any value if the transfers do not involve an Australian bank.

CANADA

Terms and Conditions

Termination of Continuous Service Status

In the event of Participant’s termination (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), Participant’s right to vest and settle Restricted Stock Units under the Plan, if any, will terminate effective as of (1) the date that Participant is no longer actively employed or providing services to the Company or any Subsidiary employing or retaining Participant, or at the discretion of the Award Administrator, (2) the date Participant receives notice of termination from the Company or any Subsidiary employing or retaining Participant, if earlier than (1), regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Award Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of Participant’s Restricted Stock Units grant (including, but not limited to, whether Participant may still be considered actively employed or providing services while on an approved leave of absence).

Settlement of Award

Notwithstanding anything in this Agreement or the Plan to the contrary, the Restricted Stock Units will only be settled in shares and not in cash.

The following provision apply if Participant is a resident of Quebec:

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Authorization of Release and Transfer Necessary Personal Information

This provision supplements Section 16 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Subsidiary and the Award Administrator of the Plan to disclose and discuss the Plan with his or her advisors. Participant further authorizes the Company, any Subsidiary to record such information and to keep such information in the employee file.

Notifications

Securities Law Information

Participant is permitted to sell Shares acquired through the Plan through the designated broker appointed by the Company, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed.

Foreign Asset/Account Reporting Information

Canadian residents are required to report any foreign property (e.g., Shares acquired under the Plan and possibly unvested Restricted Stock Units) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is Participant’s responsibility to comply with these reporting obligations, and Participant should consult his or her own personal tax advisor in this regard.

CHINA

Terms and Conditions

State Administration of Foreign Exchange (SAFE) Compliance

The grant of the Restricted Stock Units and Participant’s ability to sale of the Shares shall all be contingent upon the Company or its Subsidiaries obtaining approval from SAFE for the related foreign exchange transaction and the establishment of a SAFE-approved bank account. The receipt of funds by Participant from the sale of the Shares and the conversion of those funds to the local currency must be approved by SAFE. In order to comply with the SAFE regulations, the proceeds from the sale of the Shares must be repatriated into China through a SAFE-approved bank account set up and monitored by the Company. Participant may contact his or her local HR office for more details about the SAFE approved bank account.

Foreign Asset/Account Reporting Information

Participant may be required to report to SAFE all details of his or her foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, Participant may be subject to reporting obligations for the Restricted Stock Units, Shares acquired under the Plan, the receipt of any dividends and the sale of Shares.

DENMARK

Terms and Conditions

This provision substitutes Section 4 of the Agreement:

Tax Withholding. The Company or any Subsidiary (as determined by the Award Administrator) shall have the power and right to deduct, withhold or collect any tax, social security contribution, payroll tax or other amount other tax-related withholding obligations required by law or regulation to be withheld with respect to any taxable event arising with respect to the granting or vesting of Restricted Stock Units (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld from other amounts due to Participant; (b) withheld from the value of any vested Restricted Stock Units being settled; or (iii) collected directly from Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by the Company or the applicable Subsidiary in its discretion.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Denmark.

IMPORTANT – STATEMENT UNDER SECTION 3(1) OF THE ACT ON STOCK OPTIONS

Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), Participant is entitled to receive information regarding the Plan in a separate written statement.

The full statement containing the information about Participant’s rights under the Plan and the Stock Option Act is attached as a separate written statement to this Agreement.

Notifications

Exchange Control Information

If Participant establishes an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

FRANCE

Terms and Conditions

Language Consent

In accepting the grant of the Restricted Stock Units and this Agreement which provides for the terms and conditions of the Restricted Stock Units, Participant confirms that he or she has read and understood the documents relating to the Restricted Stock Units (the Plan and this Agreement), which were provided in the English language. Participant accepts the terms of these documents accordingly.

Consentement Relatif à la Langue Utilisée

En acceptant cette attribution gratuite d’actions et ce contrat qui contient les termes et conditions de cette attribution gratuite d’actions, l’employé confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et le Contrat d’Attribution) qui lui ont été communiqués en langue anglaise. L’employé en accepte les termes en connaissance de cause.

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in France.

Awards Not Tax-Qualified

The Restricted Stock Unit is not intended to be a tax-qualified or tax-preferred award, including without limitation, under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code. Participant is encouraged to consult with a personal tax advisor to understand the tax and social insurance implications of the Restricted Stock Units.

Foreign Asset / Account Reporting Information

Participant may hold Shares acquired upon vesting / settlement of the Restricted Stock Units, any proceeds resulting from the sale of Shares or any dividends paid on such Shares outside of France, provided Participant declares all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on his or her annual income tax return. Failure to complete this reporting may trigger penalties.

GERMANY

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Germany.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In the event that Participant makes or receives a payment in excess of this amount, he or she is required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

ITALY

Terms and Conditions

Plan Document Acknowledgment

In accepting the grant of the Restricted Stock Units, Participant acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix.

Notifications

Foreign Asset/Account Reporting Information

If Participant is an Italian resident who, at any time during the fiscal year, holds foreign financial assets (including cash and Shares) which may generate taxable income in Italy, Participant is required to report these assets on his or her annual tax return for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations also apply if Participant is the beneficial owner of foreign financial assets under Italian money laundering provisions.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Italy.

JAPAN

Notifications

Foreign Assets Reporting

Japanese residents holding assets outside of Japan (e.g., Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year) are required to comply with annual tax reporting obligations with respect to such assets. Participant is encouraged to consult with a personal tax advisor in Japan to ensure that Participant is properly complying with these obligations.

NETHERLANDS

Notifications

Prohibition Against Insider Trading

Participant should be aware of the Dutch insider trading rules, which may affect the sale of Shares acquired under the Plan. In particular, Participant may be prohibited from effecting certain share transactions if Participant has insider information regarding the Company. Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the insider rules could apply to him or her. If it is uncertain whether the insider rules apply, the Company recommends that Participant consults with a legal advisor. The Company cannot be held liable if Participant violates the Dutch insider trading rules. Participant is responsible for ensuring his or her compliance with these rules.

Dutch securities laws prohibit insider trading. As of 3 July 2016, the European Market Abuse Regulation (“MAR”), is applicable in the Netherlands. For further information, Participant is referred to the website of the Authority for the Financial Markets (“AFM”): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, Participant acknowledges having read and understood the notification above and acknowledges that it is Participant’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in the Netherlands.

POLAND

Notifications

Foreign Exchange Notice

Participant understands and acknowledges that Participant must notify the National Bank of Poland of the value of all foreign share ownership, including but not limited to Shares acquired under the Plan, if such ownership exceeds a designated threshold. Participant is strongly encouraged to consult with an appropriate legal advisor regarding these requirements.

Securities Disclosure

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Poland.

SINGAPORE

Notifications

The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that the Restricted Stock Units are subject to section 257 of the SFA and Participant will not be able to make any subsequent sale in Singapore of the Shares acquired through the vesting/settlement of the Restricted Stock Units or any offer of such sale in Singapore unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation

If Participant is a director, associate director or shadow director of a Singapore Subsidiary, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Participant receives an interest (e.g., Restricted Stock Units or Shares) in the Company or any Subsidiary. In addition, Participant must notify the Singapore Subsidiary when Participant sells Shares of the Company or any Subsidiary (including when Participant sells Shares acquired through the settlement of Restricted Stock Units). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary. In addition, a notification must be made of Participant’s interests in the Company or any Subsidiary within two business days of becoming a director.

SPAIN

Notifications

Securities Law Notice

The Restricted Stock Unit does not qualify under Spanish Law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. Neither the Plan nor this Agreement have been registered with the Comisión Nacronal del Mercado de Valores and do not constitute a public offering prospectus.

Foreign Assets Reporting

Participant may be subject to certain tax reporting requirements with respect to assets or rights that Participant holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired under the Plan or other equity programs offered by the Company constitute securities for purposes of this requirement, but unvested Restricted Stock Units are not subject to this reporting requirement.

If applicable, Participant must report Participant’s foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31. Participant is encouraged to consult with his or her personal advisor to determine any obligations in this respect.

Share Reporting Requirement

The acquisition of Shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one month of the acquisition or sale, as applicable. Participant should consult with Participant’s personal advisor to determine Participant’s obligations in this respect.

Foreign Currency Payments

When receiving foreign currency payments exceeding €50,000 derived from the ownership of Shares (i.e., dividends or proceeds from the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN

Notifications

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under current rules as implemented in Sweden.

SWITZERLAND

Notifications

Securities Law Notification

Neither this Agreement nor this Appendix constitutes a prospectus pursuant to article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange or any other regulated trading facility in Switzerland, and neither this Agreement nor this Appendix nor any other offering or marketing material relating to the Restricted Stock Units may be publicly distributed or otherwise made publicly available in Switzerland. Neither this Agreement nor this Appendix, nor the Company nor the Restricted Stock Units have been or will be filed with or approved by any Swiss regulatory authority. The Restricted Stock Units are not subject to the supervision by the Swiss Financial Markets Supervisory Authority FINMA (“FINMA”), and Participants acquiring Restricted Stock Units will not benefit from protection or supervision by FINMA.

TAIWAN

Notifications

Securities Disclaimer

Neither the Plan nor the Restricted Stock Units are registered in Taiwan with the Securities and Futures Bureau or subject to the securities laws of Taiwan.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes

The following provisions supplement Section 4 of the Agreement:

If payment or withholding of income taxes is not made within ninety (90) days of the end of the tax year in which the income tax liability arises, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable by Participant, and the Company and/or the employer may recover it at any time thereafter by any of the means referred to in Section 4 of the Agreement.

Notwithstanding the foregoing, if Participant is a director or an executive officer (as within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the uncollected income tax. In the event that Participant is a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the employer (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company and/or the employer may recover from Participant by any of the means referred to in Section 4 of the Agreement.

Notifications

Securities Disclosure

Neither this Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the Restricted Stock Units are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

Non-Qualification

The Restricted Stock Unit is not intended to be tax-qualified or tax-preferred for purposes of tax rules in the United Kingdom.

Tax Consultation

Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s acquisition or disposition of the Shares. Participant represents that he or she will consult with any tax advisors Participant deems appropriate in connection with the acquisition or disposition of the Shares and that Participant is not relying on the Company or any Subsidiary for any tax advice.